Exhibit 99.1:   TFS Presentation – January 7, 2004, Sixth Annual Needham Growth Conference.

Slide 1
NYSE: TFS
Offering (Display + EMS) Solutions

Jack Saltich
Chief Executive Officer and President

Slide 2
TFS Transformation

	2002 and Earlier	2003 – Going Forward

What We Are	Display company	EMS company with Display Expertise
What We Sell	Custom display modules	• Custom & Standard Display Modules w/Mfg Services
How We Sell	Direct Sales - US, Europe, China	• Direct Sales – US, Europe, China, Malaysia, Singapore
• Rep Firms – US, Korea, Taiwan, Europe
Facilities	Tempe, Manila, Beijing	Tempe, Manila, Beijing Redmond, WA; Boston, MA; Penang, Malaysia
Customers	One: Motorola	Many: Avocent, Vitelcom, Medtronic, G.E., Motorola, etc.
Markets	One: Telecomm	Six: Medical/Instrumentation, Computing, Industrial, Consumer, Telecomm, Automotive
Internal Investment	Technology Development (LCoS®)	Product Marketing, Applications Engineering, IT

Slide 3
TFS Strengths

A long history of display expertise, linked with complete electronic manufacturing services.

Display Expertise	Global EMS Capabilities	Financially Strong

Slide 4
TFS Display Business

Display Expertise

Slide 5
It’s A Display-Centric World

[Graphics (omitted): Kiosk, Monitor, Slot Machine, ATM Machine, Cell Phone]

70%	Display Value	. . . 20% — - -

Slide 6
TFS Display Strategy

[Graphic (omitted): showing transformation of unpackaged display to a completed system.]

TFS Design	Display Fab	TFS Manufacturing
Engineering - -	- - - -	- - - - -
Custom	Unpackaged	Finished	Finished	Complete	System
Display	Display	Display	Display	Module	and/or
Design		+	+	+	Box Build
		Driver IC	Driver IC	Driving
			+	Electronics
FPC
—
Display-centric EMS
Aligned with Market Trends

Slide 7
Color & Monochrome Display Products

[Graphics (omitted): color and monochrome display products]

TFS Standard Displays
Standard and semi-custom character and graphic modules, color & mono

TFS Custom Display Modules
Custom modules and display solutions based on STN, CSTN, TFT and OLED technologies

TFS Large Format Display Products
Up to 40” AMLCDs, customized with touch screens, rack & panel mounting, input and electrical interfaces – with full service support

Slide 8
Display/Electronic Product Trends

[Graphic (omitted): Schematic of industrial product with display]

Increased system Complexity
CRT to Flat Panel
Monochrome to Color
Greater Display Value

Display integration requires specialized expertise.

Slide 9
Display Business Summary

Display	Custom	Std.	Custom
Design	Displays	Displays	Monitor

Phoenix	Beijing	World-Wide	Boston
Beijing	Manila		Beijing
Europe

Slide 10
TFS EMS Business
Global EMS Capabilities

Slide 11
Building on Manufacturing Expertise

TFS, Inc.

Offshore, High Volume Manufacturing

—	ETMA
Mid Volume U.S. Manufacturing

	—	TFS, Inc.
Global EMS with Display Expertise

Slide 12
EMS Capabilities

[Graphics (omitted): pictures of manufacturing operations]

RF Module
100% Outsourced Partner for Microtune

Box Build
US & Asia – Audited by IBM, Dell, HP/Compaq

Advanced PCBA
Low Volume in US – High Volume in Asia

Prototype and NPI
Working closely with customers through rollout

Slide 13
Supply Chain Strength

Global Footprint for Low Cost Manufacture and Supply Chain Efficiency
[Graphic (omitted): world map of TFS sites]

Slide 14
US Locations

[Graphics (omitted): Phoenix site, Seattle site, Boston site]

Phoenix
     Corporate Headquarters
     Display Design Engineering
     Display Sales and Marketing

Seattle
     Prototyping / NPI
     High Mix / Low Volume
     Audited & Approved by IBM, DELL, HP/Compaq

Boston
     Customized Monitors

Slide 15
Asian High-Volume Facilities

[Graphics (omitted): Manila site, Beijing site, Penang site]

Audited & approved: IBM, DELL, HP/Compaq
Display module & RF module manufacturing
Prototyping & new product launch
Combination high/low volume & mix

Slide 16
TFS Service: From Concept . . . to Product

Design		Prototype	Custom	PCBA,	Std.	Box	Custom	World-wide Post
Services	Display Design	& NPI	Displays	RF Module	Displays	Build	Monitor	Sales Service

Penang	Phoenix Beijing Europe	Seattle	Beijing Manila	Manila Penang	World-Wide	Seattle Penang Beijing	Boston Beijing

Core display capabilities and new display capabilities . . . .
Fully integrated with extended manufacturing services.

Slide 17
Served Markets: 2003

5 (Telecom, 27%)
11 (Industrial, 8%)
2 (Medical, 15%)
5 (Consumer, 5%)
8 (Computers, 38%)
Auto, 6%

31 Design Wins through Q3 — 2003

Slide 18
TFS Medical Opportunities

[Graphics (omitted): array of medical products that contain displays]

2003:	FDA Registered
FDA – GMP Level 2 Compliant

2004 Goals:	Obtain 13485 Registration
QSR Compliant
FDA – GMP Level 3 Compliant

Slide 19
TFS Gaming Opportunities

[Graphics (omitted): array of gaming equipment that contains displays]

•	Slot data systems

•	Advanced casino systems

•	Casino management products

•	Pull tabs

•	Slots

•	Touch screens

•	Arcades

•	Surveillance equipment

Slide 20
Revenue Trends Going Forward

-	Extended	-
-	Manufacturing	-
Displays	Services	EMS
-	or ExMS™	-
-		-

Design Capability is Key

Slide 21

How TFS Wins Customers

•	One-stop-shopping for Display & EMS Expertise

•	Design Centers situated to Support Customer Locations

•	Multiple Display Technologies Offered: Standard & Custom Formats

•	Prototype, NPI, PCBA, Box Build, Fulfillment, Service

•	Cost Effective Global Manufacturing Locations

[Logos (omitted): Avocent, Vitelcom, Raytheon, Ericsson, Medtronic, IBM, Motorola, General Electric Company, Flextronics, Westinghouse, Invensys, Toshiba, Pitney Bowers, Qualcomm]

Slide 22
TFS Financial Strengths
Financially Strong

Slide 23
Revenue Mix: Displays vs. EMS

[Graph (omitted) showing following information]

	1Q02	2Q02	3Q02	4Q02	1Q03	2Q03	3Q2003

EMS	$0	$0	$0	$3,800	$13,000	$22,000	$22,400

Displays	$3,000	$2,600	$3,800	$5,700	$6,800	$17,700	$18,600

Motorola	$19,900	$21,200	$14,400	$12,100	$5,500	$6,300	$800

Slide 24
P&L History

[Graph (omitted) showing following information]

Revenue History (in thousands $)

2000	2001	2002	2003 (est)

160,684	119,136	88,026	159,000

Operating Margin History (in thousands)

	2000	2001	2002	2003 (est)

Operating Income	$21,546	($12,658)	($12,124)	($19,152)

Slide 25
P&L Highlights

	($ thousands,
	except per share data)

	1Q03	2Q03	3Q03

Sales	$25,324	$45,992	$41,778
Gross Margin	$175	$1,894	($272)
	0.7%	4.1%	-0.7%
Operating Costs	$5,491	$5,992	$6,721
	21.7%	13.0%	16.1%
Operating Margin	($5,316)	($4,098)	($6,993)
	-21.0%	-8.9%	-16.7%
Other Income (Expense)	$305	$109	($380)
Tax Benefit (Provision)	$1,814	$1,456	($17,576)
Net Income (continuing Ops)	($3,197)	($2,533)	($24,949)
EPS (continuing Ops)	($0.15)	($0.12)	($1.17)
Net Income	$5,475	$4,876	($30,880)
EPS	($0.26)	($0.23)	($1.45)

Slide 26
Balance Sheet Highlights ($ thousands)

9/30/2003

Cash	$28,900
Accounts Receivable	$26,300
Inventory	$25,300
PP&E	$35,000
Intangibles and Goodwill	$42,700
Other Assets	$3,900
Assets	$162,100
Accounts Payable	$19,100
Other Accrued	$5,000
Short and Long-term Debt	$5,700
Capital Leases	$9,500
Liabilities	$39,300
Minority Interest	$2,500
Stockholders’ Equity	$120,300

Slide 27
Cash Flow First Nine Months of 2003 ($ thousands)

	Q1'03	Q2'03	Q3'03	YTD 2003

Cash Earnings	($4,300)	($3,600)	($4,000)	($11,900)
Working Capital	$6,000	($3,100)	($800)	$2,100
CapEx and Acquisitions	($6,800)	($3,700)	($1,300)	($11,800)

	Q1’03	Q2’03	Q3’03	YTD 2003

Debt Repayments	$0	($400)	($3,500)	($3,900)
Total TFS Cash Flow	($5,100)	($10,800)	($9,600)	($25,500)
Total Brillian Cash Flow	($1,400)	($2,400)	($25,000)	($28,800)

Slide 28
TFS Comparables

	(mean average data)

	LTM	Gross	Op	Op			Current
	Sales	Margin	Costs	Margin	P/E	P/BV	Ratio

Large EMS (>$3b)	$9,519	5.8%	4.6%	1.1%	30.0	1.6	1.8
Ex. FLEX, CLS, SANM, SLR
Mid-size EMS ($300m-$3b)	$1,252	6.7%	7.0%	-0.3%	21.1	1.3	1.9
Ex. BHE, MSV, PMTR, PLXS
Small EMS ($100-$300m)	$222	11.0%	9.5%	1.6%	16.9	1.2	3.3
Ex. LB, RAVN, SUNN
Micro EMS (<$100m)	$59	15.5%	9.9%	5.5%	7.2	1.5	1.9
Ex. SGMA, SMTI, TCDN
Display	$166	32.8%	20.4%	12.4%	22.7	3.0	2.6
Ex. PLNR, WEDC

Slide 29
TFS Operating Model

	9mos03	Mid-Term	Long-Term

Sales	100%	100%	100%
Gross Margin	2%	10-12%	12-14%
Operating Costs	16%	8-11%	6-8%
Operating Margin	-14%	2-4%	5-6%

Sales Driver:	Off-shore EMS business at medium to high volumes

Margin Drivers:	Improved factory utilization
Non-telecom display market penetration
Medical market segment penetration
Customized LCD monitor market segment penetration

Slide 30
Current Capitalization (at 9/30/03)

	(in thousands)	(per share)

Total shares	21,300
Total assets	$162,000	$7.60
Cash	$29,000	$1.36
Net Worth	$120,000	$5.63
Tangible book value	$77,000	$3.61
Stock price	$102,200	$5.51

Slide 31

TFS Unique Value Proposition to Shareholders

New category of electronics business: Display & EMS
Unique display capabilities – difficult to replicate
Higher growth opportunities than display companies because of EMS capabilities
Higher margins than EMS companies due to display expertise
Global footprint and strong balance sheet

Slide 32
TFS

Displays / EMS
Because nearly every electronic product has a display